UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2018

Keurig Dr Pepper Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33829	98-0517725
(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 781-418-7000

(Former Name or Former Address, if Changed Since Last Report)

Dr Pepper Snapple Group, Inc.

5301 Legacy Drive, Plano, Texas 75024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreements

In connection with the Agreement and Plan of Merger, dated as of January 29, 2018 (the “Merger Agreement”), by and among Maple Parent Holdings Corp., a Delaware corporation and the direct parent company of Keurig Green Mountain, Inc. (“Maple”), Keurig Dr Pepper Inc., a Delaware corporation formerly known as Dr Pepper Snapple Group, Inc. (the “Company”), and Salt Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned special purpose merger subsidiary of Keurig Dr Pepper Inc., pursuant to which Merger Sub merged with and into Maple with Maple surviving the merger as a wholly owned subsidiary of the Company (the “Merger”) at the effective time (the “Effective Time”) and which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on January 31, 2018. Maple entered into (i) a new term loan agreement, dated as of February 28, 2018 (the “Term Loan Agreement”), among Maple, and, upon and at any time after the Effective Time, the Company, the banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Company obtained a term loan of $2.7 billion and (ii) a new credit agreement, dated as of February 28, 2018 (the “Credit Agreement” and, together with the Term Loan Agreement, the “Credit Agreements”), among Maple, and, upon and at any time after the Effective Time, the Company, the banks and issuers of letters of credit party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Company obtained a $2.4 billion revolving credit facility. In connection with the Merger, the Company entered into (i) a borrower joinder to the Term Loan Agreement, dated July 9, 2018 (the “Term Loan Agreement Joinder”) with Maple and JPMorgan Chase Bank, N.A., as administrative agent, and (ii) a borrower joinder to the Credit Agreement, dated July 9, 2018 (the “Credit Agreement Joinder” and, together with the Term Loan Agreement Joinder, the “Credit Agreement Joinders”), with Maple and JPMorgan Chase Bank, N.A., as administrative agent, assuming all of the obligations of Maple under the Credit Agreements. The proceeds of the Credit Agreements funded (i) the Merger and the other transactions contemplated by the Merger Agreement, (ii) fees and expenses related to the Merger and (iii) the Company’s general corporate needs. The Credit Agreements are unsecured.

The interest rate applicable to any borrowings under the Credit Agreements ranges from a rate equal to LIBOR plus a margin of 0.875% to 1.500% or a base rate plus a margin of 0.00% to 0.50%, depending on the rating of certain index debt of the Company.

Under the Credit Agreement, the Company will pay to the revolving lenders an unused commitment fee calculated at a rate per annum equal to an amount between 0.07% and 0.20%, depending on the rating of certain index debt of the Company. Under the Term Loan Agreement, the Company must repay the unpaid principal amount of the loans quarterly commencing on September 30, 2018 in an amount equal to 1.25% of the aggregate principal amount of the loans made at the Effective Time. The Credit Agreements will both mature on February 28, 2023.

The Credit Agreements contain customary representations and warranties for investment grade financings. The Credit Agreements also contain (i) certain customary affirmative covenants, including those that impose certain reporting and/or performance obligations on the Company and its subsidiaries, (ii) certain customary negative covenants that generally limit, subject to various exceptions, the Company and its subsidiaries from taking certain actions, including, without limitation, incurring liens, consummating certain fundamental changes and entering into transactions with affiliates, (iii) a financial covenant in the form of a total net leverage ratio and (iv) customary events of default (including a change of control) for financings of this type.

The foregoing summaries of the Credit Agreements and the Credit Agreement Joinders do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Term Loan Agreement, which is filed as Exhibit 10.1 hereto, the Credit Agreement, which is filed as Exhibit 10.2 hereto, the Term Loan Agreement Joinder, which is filed as Exhibit 10.3 hereto, and the Credit Agreement Joinder, which is filed as Exhibit 10.4 hereto. The Credit Agreements and the Credit Agreement Joinders are incorporated by reference herein.

Notes Offering

On May 25, 2018, Maple Escrow Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Maple (the “Escrow Issuer”), issued in a private offering $8.0 billion aggregate principal amount of senior notes, comprised of $1.75 billion aggregate principal amount of 3.551% senior notes due 2021 (the “2021 Notes”), $2.0 billion aggregate principal amount of 4.057% senior notes due 2023 (the “2023 Notes”), $1.0 billion aggregate principal amount of 4.417% senior notes due 2025 (the “2025 Notes”), $2.0 billion aggregate principal amount of 4.597% senior notes due 2028 (the “2028 Notes”), $500.0 million aggregate principal amount of 4.985% senior notes due 2038 (the “2038 Notes”), and $750.0 million aggregate principal amount of 5.085% senior notes due 2048 (the “2048 Notes” and, collectively, the “Notes”), in each case issued pursuant to the related base indenture, dated as of May 25, 2018 (the “Base Indenture”), between the Escrow Issuer and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2021 Notes, the Second Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2023 Notes, the Third Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2025 Notes, the Fourth Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2028 Notes, the Fifth Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2038 Notes, and the Sixth Supplemental Indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as limited parent guarantor, and the Trustee, related to the 2048 Notes (collectively, the “Existing Supplemental Indentures” and together with the Base Indenture, the “Existing Indenture”). The net proceeds of the offering of the Notes were used, along with borrowings under the Credit Agreements and cash on hand, to fund a special cash dividend, payable on July 10, 2018, in an amount equal to $103.75 in respect of each share of the Company’s common stock held by a holder of record as of the close of business on July 6, 2018.

In connection with the consummation of the Merger, the Escrow Issuer merged with and into the Company, and the Company assumed the obligations of the Escrow Issuer under the Notes, the Base Indenture and the Existing Supplemental Indentures (the “Escrow Assumption”). Upon consummation of the Escrow Assumption, the limited parent guarantee of Maple was automatically and unconditionally released and, pursuant to the terms of the Existing Indenture, all of the Company’s existing subsidiaries that guarantee other indebtedness of the Company, subject to certain exceptions, executed a guarantee of the Notes pursuant to a supplemental indenture, dated as of July 9, 2018, among the Company, all the subsidiary guarantors named therein (the “Subsidiary Guarantors”), and the Trustee (the “Seventh Supplemental Indenture” and, together with the Existing Indenture, the “Indenture”).

Interest on each series of the Notes will be payable on May 25 and November 25 of each year, beginning on November 25, 2018. The 2021 Notes will mature on May 25, 2021, the 2023 Notes will mature on May 25, 2023, the 2025 Notes will mature on May 25, 2025, the 2028 Notes will mature on May 25, 2028, the 2038 Notes will mature on May 25, 2038, and the 2048 Notes will mature on May 25, 2048. The Notes will not be entitled to any sinking fund.

The Notes are unsecured and unsubordinated obligations of the Company, rank equally in right of payment with the Company’s existing and future unsubordinated indebtedness, including any borrowings under the Credit Agreements, and are senior to all of the Company’s future subordinated debt.

The Company may redeem any series of the Notes, in whole or in part, from time to time, at the applicable redemption price set forth in the Indenture and the applicable Notes. If a change of control triggering event (as defined in the Indenture) occurs, subject to certain exceptions, the Company must give holders of the Notes the opportunity to sell to the Company their Notes, in whole or in part, at a purchase price equal to 101% of the principal amount, plus any accrued and unpaid interest to the date of purchase.

The Indenture contains customary events of default, including: (i) default in any payment of interest on any Note when due, continued for 30 days, (ii) default in the payment of principal of or premium, if any, on any Note when due, (iii) failure by the Company to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods and (iv) specified events involving bankruptcy, insolvency or reorganization of the Company or certain of its subsidiaries.

The Company and its majority-owned subsidiaries are subject to certain negative covenants under the Indenture, including limitations on the ability of the Company and each such subsidiary to, among other things: (i) incur indebtedness secured by principal properties, (ii) enter into certain sale and leaseback transactions with respect to principal properties and (iii) enter into certain mergers, consolidations and transfers of substantially all of its assets.

The terms and provisions of the Notes and Indenture set forth in this Item 1.01 are qualified in their entirety by reference to the Base Indenture (filed as Exhibit 4.1 to this Current Report), each Existing Supplemental Indenture, including the form of each series of the Notes (in global form) attached as exhibits thereto (filed as Exhibits 4.2 – 4.7 to this Current Report), and the Seventh Supplemental Indenture (filed as Exhibit 4.8 to this Current Report), which are incorporated by reference herein. An affiliate of the Trustee was an initial purchaser in the offering of the Notes and a lender under the Credit Agreements.

In connection with the issuance and sale of the Notes, the Escrow Issuer entered into a registration rights agreement, dated May 25, 2018 (the “Existing Registration Rights Agreement”), with the representatives of the initial purchasers of the Notes, under which the Escrow Issuer, upon consummation of the Merger, agreed to use its commercially reasonable efforts to file a registration statement with respect to registered exchange offers for the Notes to exchange each series of Notes for new notes with the same aggregate principal amount and substantially identical terms (except for provisions related to transfer restrictions and payment of additional interest). Upon consummation of the Escrow Assumption, the Company and the Subsidiary Guarantors entered into a joinder to the Existing Registration Rights Agreement, dated July 9, 2018 (the “RRA Joinder” and, together with the Existing Registration Rights Agreement, the “Registration Rights Agreement”), with the initial purchasers, assuming the obligations of the Escrow Issuer under the Registration Rights Agreement. Under some circumstances, in lieu of, or in addition to, a registered exchange offer, the Company and the Subsidiary Guarantors have agreed to file a shelf registration statement with respect to the Notes. The Company and the Subsidiary Guarantors are required to pay additional interest on the Notes under certain circumstances, including if they fail to comply with their obligations to consummate the registered exchange offer within 365 days of July 9, 2018.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of the Existing Registration Rights Agreement and the RRA Joinder, a copy of each of which is filed as Exhibits 4.9 and 4.10, respectively, to this Current Report and is incorporated by reference herein. Affiliates of the representatives were also lenders under the Credit Agreements.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Merger, on July 9, 2018, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Agreement, dated as of March 16, 2017, by and among the Company, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof) and terminated all commitments thereunder.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the captions “Notes Offering” and “Credit Agreements” is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events.

Increase in Size of Commercial Paper Program

The Company increased the size of its existing commercial paper program to permit the Company to issue commercial paper notes from time to time in an aggregate principal amount not to exceed $2.4 billion at any time outstanding. Prior to this increase, the Company’s commercial paper program permitted the Company to issue commercial paper notes from time to time in an aggregate principal amount that did not exceed $500.0 million at any time outstanding.

The commercial paper notes were not and will not be registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from such registration requirements.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy notes under the Company’s commercial paper program.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 29, 2018, by and among Keurig Dr Pepper Inc., Salt Merger Sub, Inc., Maple Parent Holdings Corp.*

4.1	Base Indenture, dated as of May 25, 2018, between Maple Escrow Subsidiary, Inc. and Wells Fargo Bank, N.A., as trustee.

4.2

First Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2021 Notes.

4.3

Second Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2023 Notes.

4.4

Third Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2025 Notes.

4.5

Fourth Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2028 Notes.

4.6

Fifth Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2038 Notes.

4.7

Sixth Supplemental Indenture (including the form of note), dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc., Maple Parent Holdings Corp., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, relating to the 2048 Notes.

4.8	Seventh Supplemental Indenture, dated as of July 9, 2018, among Keurig Dr Pepper Inc., the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., as trustee.

4.9

Registration Rights Agreement, dated as of May 25, 2018, among Maple Escrow Subsidiary, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several purchasers of the Notes.

4.10

Joinder to the Registration Rights Agreement, dated as of July 9, 2018, among Keurig Dr Pepper Inc., the subsidiary guarantors party thereto, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several purchasers of the Notes.

10.1	Term Loan Agreement, dated as of February 28, 2018, among Maple Parent Holdings Corp., the banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Credit Agreement, dated as of February 28, 2018, among Maple Parent Holdings Corp., the banks and issuers of letters of credit party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Borrower Joinder (Term Loan Agreement), dated as of July 9, 2018, among Keurig Dr Pepper Inc., Maple Parent Holdings Corp. and JPMorgan Chase Bank, N.A., as administrative agent.

10.4	Borrower Joinder (Credit Agreement), dated as of July 9, 2018, among Keurig Dr Pepper Inc., Maple Parent Holdings Corp. and JPMorgan Chase Bank, N.A., as administrative agent.

*Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: July 9, 2018

	By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer and General Counsel